ACQUISITIONS AND DIVESTITURES	9 Months Ended
Sep. 30, 2023
Business Combination and Asset Acquisition [Abstract]
ACQUISITIONS AND DIVESTITURES	ACQUISITIONS AND DIVESTITURES
Vegetables Transaction
On January 30, 2023, Dole entered into the Agreement with Fresh Express, pursuant to which Fresh Express has agreed to acquire the Fresh Vegetables division for approximately $293.0 million in cash, subject to certain adjustments set forth in the Agreement. This transaction is subject to regulatory approval as well as the satisfaction or waiver of customary closing conditions.
The Fresh Vegetables division comprises substantially all of the assets and all of the liabilities of the former Fresh Vegetables reportable segment. Certain assets of the Fresh Vegetables reportable segment that are excluded from the transaction are not material, individually or in the aggregate, and the majority of these assets have been moved to other assets held for sale in the condensed consolidated balance sheets, as an active program is underway to sell them to another third party. Refer to Note 11 “Assets Held for Sale and Actively Marketed Property” for further detail.
The Company determined that exiting the Fresh Vegetables business represents a strategic shift that will have a material effect on the Company’s operations and results. If the Vegetables Transaction does not close due to regulatory reasons or otherwise, the Company is committed to exiting the business through an alternative process. As such, the results of the Fresh Vegetables division have been classified as discontinued operations in the condensed consolidated statements of operations for the periods presented, and its related assets and liabilities have been classified as held for sale in the condensed consolidated balance sheets as of March 31, 2023 and onwards. As a result, depreciation and amortization on long-lived assets have ceased as of March 31, 2023.
Upon exiting the business, Dole does not anticipate having significant continuing involvement with the Fresh Vegetables division with the possible exception of limited transition service arrangements that, if they occur, are not expected to be material to Dole’s continuing operations.
The following tables present the results of the Fresh Vegetables division as reported in loss from discontinued operations, net of income taxes, in the condensed consolidated statements of operations and the carrying value of assets and liabilities as presented within assets and liabilities held for sale in the condensed consolidated balance sheets.

	Three Months Ended		Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022

	(U.S. Dollars in thousands)
Revenues, net	$282,677	$306,843	$879,131	$890,820
Cost of sales	(267,732)	(304,829)	(850,671)	(902,164)
Gross profit (loss)	14,945	2,014	28,460	(11,344)
Selling, marketing, general and administrative expenses	(10,576)	(12,977)	(38,380)	(40,785)
Transaction and other operating costs	(3,223)	(113)	(10,042)	(113)
Operating income (loss) from discontinued operations	1,146	(11,076)	(19,962)	(52,242)
Other income, net	344	113	750	669
Net interest expense[1]	(1,560)	(1,340)	(4,766)	(3,423)
Loss from discontinued operations before income taxes	(70)	(12,303)	(23,978)	(54,996)
Income tax (expense) benefit	(1,427)	623	(3,496)	6,858
Less: (Income) loss from discontinued operations attributable to noncontrolling interests	(175)	(24)	(142)	9
Loss from discontinued operations, net of income taxes	$(1,672)	$(11,704)	$(27,616)	$(48,129)
[1] Net interest expense presented within discontinued operations is net of interest income and includes the allocated interest expense related to the portion of Term Loan A and Term Loan B required to be repaid if the closing of the Vegetables Transaction occurs. See Note 12 “Debt” for further detail.

	September 30, 2023	December 31, 2022

ASSETS	(U.S. Dollars in thousands)
Cash and cash equivalents	$850	$—
Current receivables, net[1]	20,772	13,474
Inventories, net	34,629	42,728
Prepaid expenses and other current assets	5,470	6,050
Property, plant and equipment, net	228,517	227,183
Operating lease right-of-use assets	105,995	99,139
Other noncurrent assets	17,989	17,506
Total Fresh Vegetables assets held for sale	414,222	406,080
Fresh Vegetables current assets held for sale	414,222	62,252
Fresh Vegetables non-current assets held for sale	—	343,828
Total Fresh Vegetables assets held for sale	$414,222	$406,080
LIABILITIES
Accounts payable	$70,275	$88,995
Accrued and other current liabilities	82,160	85,664
Operating lease liabilities	92,885	98,145
Deferred income tax liabilities	31,527	24,973
Other long-term liabilities	17,741	17,858
Total Fresh Vegetables liabilities held for sale	294,588	315,635
Fresh Vegetables current liabilities held for sale	294,588	199,255
Fresh Vegetables non-current liabilities held for sale	—	116,380
Total Fresh Vegetables liabilities held for sale	$294,588	$315,635
[1]Fresh Vegetables currently sells its trade receivables under the facility with recourse provisions described in Note 8 “Receivables and Allowances for Credit Losses.” Upon exiting the Fresh Vegetables business, Fresh Vegetables’ position under the facility will be settled.
Other Acquisitions and Divestitures
The Company normally engages in acquisitions to grow its business and product offerings. The majority of acquisitions represent an increase of an existing ownership percentage to obtain control of entities previously accounted for under the equity method.
Other acquisitions and divestitures in the three and nine months ended September 30, 2023 and September 30, 2022 were not material. In the three months ended September 30, 2023, total goodwill acquired was $3.2 million and was assigned to the Diversified Fresh Produce – EMEA reportable segment. In the three months ended September 30, 2022, no goodwill was acquired. In the nine months ended September 30, 2023 and September 30, 2022, total goodwill acquired was $5.9 million and $1.2 million, respectively, and was assigned to the Diversified Fresh Produce – EMEA reportable segment. There were no gains or losses recorded for acquisition activity in either period. As of September 30, 2023, all other changes in goodwill and intangible assets from December 31, 2022 are attributable to foreign currency translation and periodic amortization.